UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2022

THOUGHTWORKS HOLDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40812	82-2668392
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 East Randolph Street 25th Floor Chicago, Illinois	60601
(Address of principal executive offices)	(Zip Code)

(312) 373-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	TWKS	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

On December 9, 2022, certain subsidiaries of Thoughtworks Holding, Inc. (the “Company”) entered into an Amendment No. 2 (the “Amendment”) to the previously disclosed Amended and Restated Credit Agreement, dated as of March 26, 2021, by and among Turing Topco LLC, Turing Midco LLC, Turing Acquisition LLC and Thoughtworks, Inc. (collectively, the “Borrowers”), Credit Suisse AG, Cayman Islands Branch, as administrative agent and collateral agent, the lenders party thereto and the other parties thereto from time to time (as previously amended, the “Credit Agreement”).

The Amendment, among other things, (i) increases the amount of revolving credit commitments from up to $165.0 million (as previously disclosed) to up to $300.0 million and (ii) transitions the reference rate for the revolving borrowings under the Credit Agreement from LIBOR to the secured overnight financing rate (“SOFR”) and amends the applicable margins as specified therein.

The description of the Amendment contained herein is not intended to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Amendment No. 2, dated as of December 9, 2022, by and among the Borrowers, Credit Suisse AG, Cayman Islands Branch, as administrative agent and collateral agent, and the lenders party thereto and the other parties thereto from time to time.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THOUGHTWORKS HOLDING, INC.

Date: December 12, 2022	By:	/s/ Ramona Mateiu
	Name:	Ramona Mateiu
	Title:	Chief Legal Officer, Chief Compliance Officer and Secretary